VAN ECK FUNDS

                    99 PARK AVENUE, NEW YORK, NEW YORK 10016
                    (212) 687-5200 o TOLL FREE (800) 221-2220

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                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                    WEDNESDAY, DECEMBER 11, 2002, 10:00 A.M.

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          A SPECIAL  MEETING OF  SHAREHOLDERS OF THE VAN ECK GLOBAL LEADERS FUND
(the "Fund"), a series of the Van Eck Funds (the "Trust"), will be held at the offices of the Trust, 99 Park Avenue, 8th Floor, New York, New York on Wednesday, December 11, 2002, 10:00 a.m., Eastern Time, for the following purposes:

          1.   To  approve  a  change  in  Global  Leaders   Fund's   investment
               objectives.

          Shareholders of record at the close of business on October 10, 2002 are entitled to notice of, and to vote at the Special Meeting.

                                           By order of the Board of Trustees,

                                           THOMAS H. ELWOOD,
                                           Secretary

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            WHETHER YOU EXPECT TO ATTEND THE SPECIAL MEETING OR NOT,
             PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD
                             AND RETURN IT PROMPTLY.
     ----------------------------------------------------------------------

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                                  VAN ECK FUNDS
                    99 PARK AVENUE, NEW YORK, NEW YORK 10016
                    (212) 687-5200 o TOLL FREE (800) 221-2220

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                                 PROXY STATEMENT
                         SPECIAL MEETING OF SHAREHOLDERS
                          WEDNESDAY, DECEMBER 11, 2002
                                   10:00 A.M.

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This Proxy  Statement is furnished to  shareholders  of the Global  Leaders Fund
(the "Fund"), a series of the Van Eck Funds (the "Trust"), in connection with the solicitation by the Trust's Board of Trustees of proxies to be used at a Special Meeting of Shareholders of the Trust (the "Special Meeting") to be held at the offices of the Trust, 99 Park Avenue, 8th floor, New York, New York on Wednesday, December 11, 2002 at 10:00 a.m., Eastern Time, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. The enclosed proxy can be revoked by notice in writing to the Trust at any time before it is exercised or by voting in person at the Special Meeting.

The cost of soliciting proxies will be borne by Van Eck Associates Corporation (the "Adviser"). In addition to solicitation by mail, some of the officers of the Trust and/or employees of the Adviser, without extra remuneration, may conduct additional solicitation by telephone, telegraph and personal interview. This proxy soliciting material is being mailed to shareholders on or about xxxxx, 2002. Van Eck Funds may also use a proxy solicitation firm to assist with the mailing and tabulation effort and any special, personal solicitation of proxies. The costs of retaining a firm to perform these services are estimated to be $__________.

Only shareholders of record at the close of business on October 10, 2002 are entitled to notice of, and to vote at, the Special Meeting and at any adjournment(s) thereof.

Each proxy will be voted in accordance with the shareholder's instruction with respect to the proposal. If a signed proxy is returned with no instructions indicated, the proxy will be voted FOR the proposal. In the event there are not sufficient votes to approve the proposal at the time of the Special Meeting, the Special Meeting may be adjourned to permit further solicitations of proxies by the Trust. If the Trust proposes to adjourn the Special Meeting by a vote of the shareholders, the persons named in the enclosed proxy card will vote all shares for which they have voting authority in favor of such adjournment.

As of October 10, 2002, after giving effect to the conversion of all of the Fund's outstanding Class B shares into Class A shares on October ___, 2002 there were outstanding ___________ shares of beneficial interest of Global Leaders Fund - Class A. Each full share is entitled to one full vote and each fractional share is entitled to a proportionate fractional vote. As of such date, the following persons were known to the Trust to own of record or beneficially more than 5% of the outstanding shares of the Fund:

         GLOBAL LEADERS FUND - CLASS A

A proxy that is properly executed by a client and returned to his or her broker, which holds Fund shares, or the client in its own name, and that is accompanied by the client's instructions to withhold authority to vote with respect to the proposal, represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares on the particular matter with respect to which the broker or nominee does not have, or chooses not to exercise, discretionary power). The shares represented thereby will be considered not to be present at the Special Meeting for purposes of determining the existence of a quorum for the transaction of business for the proposal and will be deemed not cast with respect to such proposal. Also, a properly

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executed and returned proxy marked with an abstention will be considered present at the Meeting for purposes of determining the existence of a quorum for the transaction of business. However, abstentions and broker "non-votes" have the effect of a negative vote on matters that require approval by a requisite percentage of the outstanding shares. The annual report and most recent semi-annual report succeeding the annual report, if any, for the Trust will be furnished without change upon written or telephone request to Van Eck Funds, 99 Park Avenue, New York, NY 10016, toll free 1-800-544-4653. The Trust's distributor is Van Eck Securities Corporation, 99 Park Avenue, New York, NY 10016.

                                    PROPOSAL
             TO APPROVE A CHANGE IN THE FUND'S INVESTMENT OBJECTIVE

The current investment objective of the Fund is to seek long-term capital appreciation. The Fund seeks to achieve this objective by allocating its assets among primarily common stocks and other equity securities of large capitalization global growth companies. The Fund currently is restricted to investing no more than 10% of its assets in securities of developing countries with emerging economies or securities markets. If the proposal is adopted, the Fund's investment objective would be to seek long-term capital appreciation by investing primarily in equity securities in emerging countries around the world.

Management believes that the Fund's current and future shareholders would be better served if the objective of the Fund were changed to permit the Fund to invest primarily in equity securities in emerging markets around the world. If the change to the Fund's investment objective is approved by shareholders, the Fund's sub-adviser, Fiduciary International, Inc. would cease to act as sub-adviser, and the Adviser, Van Eck Associates Corporation, would manage the Fund directly. There would be no change in the Fund's Advisory agreement with the Adviser or to the advisory fees payable to the Adviser. The Fund pays the Adviser an advisory fee at the annual rate of 0.75% of average daily net assets.

If the proposal is adopted, the Fund would follow a strategy of emphasizing countries that have relatively low gross national product per capita, as well as the potential for rapid economic growth. If the proposal is adopted, the Fund intends to adopt a non-fundamental policy to invest, under normal conditions, at least 80% of its assets in emerging countries or emerging market equity securities. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy. These securities include issues of companies in emerging countries, issues denominated in currencies of emerging countries, investment companies (like country funds) that invest in emerging countries, and in American Depositary Receipts (ADRs), American Depositary Shares (ADSs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) representing emerging markets securities.

If the proposal is approved, the portfolio manager of the Fund will be David A. Semple. Mr. Semple is an Investment Director of the Adviser. He is also the portfolio manager of two other mutual funds advised by the Adviser. He joined the Adviser in 1998 and has been in the investing business for 12 years as a manager and analyst.

An emerging markets fund involves above-average risk. Many emerging markets are much less liquid and much more changeable than the U.S. market. Foreign investments may be subject to volatility from political or economic factors or from changing currency values. An investment in the Fund involves the risk of losing money.

If the proposal is adopted, the Fund's prospectus would be amended as follows to reflect the change in advisory arrangements and to state the Fund's new investment objective and strategies:

If the proposal is approved by shareholders, the Fund will also change its name to the Van Eck Emerging Markets Fund.

Management believes that, by assuming full responsibility as adviser and by changing the Fund's investment objective and strategy, shareholders will gain access to investments in the emerging market economies of the world. Management also believes that refocusing the Fund's investment strategy to emerging markets maximizes the opportunity for achieving the objective of long-term capital appreciation. Finally, management believes that the proposed changes will enhance the attractiveness of the Fund to new investors, which management believes will ultimately permit continued growth of assets and a reduction in the per share operating expenses of the Fund.

The Board of Trustees of the Trust, including a majority of the Trustees that are not interested persons of the Trust within the meaning of the Investment Company Act of 1940, as amended, approved the change in the investment objective and principal investment strategy of the Fund, subject to shareholder approval of the proposal, at a meeting of the Board held on September 24, 2002. In connection with the Board's consideration, management provided the Board with information on the Fund's historical performance, historical and projected sales activity, the Adviser's experience in managing emerging market securities and the Fund's expense ratio relative to other emerging markets funds.

The Board concluded that continuing to manage the Fund under its current objective and strategy was not a viable option in view of the Fund's small current asset size, expense ratio and current investment objective and strategy. In addition, the Board concluded that the Fund was unlikely to increase its asset size in the foreseeable future and consequently, the Fund faced the prospect of a potential liquidation or a determination by management to discontinue the Fund's current fee waivers and reimbursement arrangements. The Board determined that the change in investment objective and strategy to an emerging markets fund offered the Fund an opportunity to increase its asset size. The Board also noted that, in contrast to the alternative of a Fund liquidation, shareholders would have the alternative to either retain an investment in the Fund following the change in investment objective or strategy or redeem his or her shares. The Board also noted that in view of the conversion of all outstanding Class B shares to Class A shares on October 9, 2002, a shareholder that redeemed his or her shares of the Fund prior to the change in investment objective would not be subject to a sales charge on the redemption. (Shareholders electing to redeem shares of the Fund would realize a taxable gain or loss for federal income tax purposes depending on his or her cost basis in the shares of the Fund.) The Board also considered, among other factors, the fact that (i) the change in investment objective was not expected to increase the Fund's total expense ratio, (ii) any disposition of portfolio securities following the change in investment objective was not expected to generate material capital gains in view of the current level of unrealized losses of the Fund and (iii) the costs of the proxy solicitation would be borne by the Adviser.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE PROPOSAL.

REQUIRED VOTE

Approval of the proposal requires the vote of a majority of the outstanding shares of the Fund as defined in the Investment Company Act of 1940, as amended. This means an affirmative vote of the lesser of (1) more than 50% of the outstanding voting shares or (2) 67% or more of the shares of the Fund present or represented by proxy at the Special Meeting if more than 50% of the outstanding shares of the Fund are present or represented by proxy.

                    OTHER MATTERS TO COME BEFORE THE MEETING

The Trustees do not intend to present any other business at the Special Meeting, nor are they aware that any shareholder intends to do so. If, however, any other matters are properly brought before the Special Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

WHETHER YOU PLAN TO ATTEND THE MEETING OR NOT, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS NECESSARY IF IT IS MAILED IN THE CONTINENTAL UNITED STATES. OR, YOU MAY VOTE BY TELEPHONE BY CALLING THE TOLL-FREE NUMBER ON YOUR PROXY CARD. INVESTORS ARE ADVISED TO READ AND RETAIN THIS PROXY STATEMENT FOR FUTURE REFERENCE.

PROXY CARD                                                            PROXY CARD

                                  VAN ECK FUNDS
                               GLOBAL LEADERS FUND
                    PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                     TO BE HELD WEDNESDAY, DECEMBER 11, 2002

                        PLEASE VOTE THIS PROXY CARD TODAY

                          VOTE BY TELEPHONE OR BY MAIL
                          CALL TOLL-FREE 1-888-XXX-XXXX
                                       OR
                  RETURN IN THE ENCLOSED POSTAGE PAID ENVELOPE

VAN ECK GLOBAL LEADERS FUND

The undersigned shareholder(s) of the above referenced fund (the "Fund") of Van Eck Funds (the "Trust") hereby appoints Jan van Eck, Derek van Eck, Susan C. Lashley, Thomas H. Elwood, and Bruce J. Smith, and each of them, true and lawful attorneys, with the power of substitution of each, to vote all shares of the Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders (the "Meeting") to be held on Wednesday, December 11, 2002 at 10:00 a.m., New York Time, and at any adjournment thereof, at the offices of the Trust, located at 99 Park Avenue, 8th Floor, New York, New York 10016, as specified on the reverse side of this form, as set forth in the proxy statement for the Meeting, receipt of which is hereby acknowledged, and in the proxies' discretion upon such other matters as may properly come before the meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES.
                                                         DATE __________________

                                          IF NOT VOTING BY TELEPHONE, PLEASE
                                          SIGN, DATE AND RETURN THIS PROXY
                                          PROMPTLY USING THE ENCLOSED ENVELOPE.


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                                          Signature(s) and Titles, if applicable

                                          Note: Please date and sign exactly as
                                          name or names appear herein. When
                                          signing as attorney, executor,
                                          trustee, guardian, or officer of a
                                          corporation, please give your title as
                                          such.

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THIS PROXY WILL BE VOTED AS SPECIFED. IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSAL. PLEASE REFER TO THE ACCOMPANYING PROXY STATEMENT FOR A DISCUSSION OF THE PROPOSAL.

Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS. [X]

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE FOR THE PROPOSAL.
                                                    ---

                                                     FOR    AGAINST    ABSTAIN
1. To approve a change to the Fund's investment      [ ]      [ ]        [ ]
   objective.